[logo - American Funds(sm)]

The right choice for the long term(sm)

CAPITAL WORLD BOND FUND

DIVERSIFICATION: A STRATEGY FOR ALL SEASONS

[cover: white picket fence in the foreground, fall foliage in the background]

Annual Report for the year
ended September 30, 2001


CAPITAL WORLD BOND FUND

CAPITAL WORLD BOND FUND(R) IS ONE OF THE 29 AMERICAN FUNDS, THE NATION'S THIRD-LARGEST MUTUAL FUND FAMILY. FOR SEVEN DECADES, CAPITAL RESEARCH AND MANAGEMENT COMPANY, THE AMERICAN FUNDS ADVISER, HAS INVESTED WITH A LONG-TERM FOCUS BASED ON THOROUGH RESEARCH AND ATTENTION TO RISK.

CAPITAL WORLD BOND FUND SEEKS TO MAXIMIZE LONG-TERM TOTAL RETURN, CONSISTENT WITH PRUDENT MANAGEMENT, BY INVESTING PRIMARILY IN INVESTMENT-GRADE BONDS DENOMINATED IN U.S. DOLLARS AND OTHER CURRENCIES. THE FUND MAY ALSO INVEST IN LOWER QUALITY, HIGHER YIELDING DEBT SECURITIES.

A COMMON LINK: The new logo of interlocking boxes has been adopted by the American Funds and all The Capital Group Companies.(sm) They signify our common commitment to helping individuals and institutions meet their investment goals.


THE VALUE OF A LONG-TERM PERSPECTIVE
How a $10,000 investment has grown over the fund's lifetime
[mountain chart]

Year           Salomon Smith Barney World       Capital World      Consumer Price        Original
Ended 9/30     Government Bond Index            Bond Fund          Index (inflation)     Investment
1987 (3)       $9,866                           $9,596             $10,105               $10,000
1988           $11,281                          $10,859            $10,527               $10,000
1989           $12,014                          $11,452            $10,984               $10,000
1990           $12,920                          $12,362            $11,661               $10,000
1991           $14,866                          $14,352            $12,056               $10,000
1992           $17,586                          $15,710            $12,417               $10,000
1993           $19,190                          $17,344            $12,750               $10,000
1994           $19,537                          $17,237            $13,128               $10,000
1995           $22,699                          $20,357            $13,462               $10,000
1996           $23,652                          $21,918            $13,866               $10,000
1997           $24,222                          $22,878            $14,165               $10,000
1998           $27,026                          $24,347            $14,376               $10,000
1999           $27,155                          $24,268            $14,754               $10,000
2000           $26,096                          $23,324            $15,264               $10,000
20901          $27,834                          $24,765            $15,500               $10,000


/1/With dividends and capital gains reinvested or interest compounded. /2/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
/3/For the period August 4, 1987 (when the fund began operations) through September 30, 1987.

The fund's results in this chart reflect payment of the maximum sales charge of 3.75%, so the net amount invested was $9,625 versus $10,000 in the indexes. Prior to January 10, 2000, the maximum sales charge was 4.75%. The indexes do not reflect sales charges, commissions or expenses.
All market indexes cited in this report are unmanaged and include reinvestment of all distributions. Fund results were computed for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns for periods ended September 30, 2001, with all distributions reinvested, assuming payment of the appropriate sales charge:

                                       1 year   5 years    10 years

CLASS A SHARES

Reflecting 3.75% maximum sales charge  +2.21%   +1.69%     +5.20%

Results for other share classes can be found on page 22. Please refer to americanfunds.com for the most current investment results.

The fund's 30-day yield as of September 30, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 5.23%. The fund's distribution rate as of that date was 2.57%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Investing in non-U.S. bonds is subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation and periods of illiquidity. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. For more complete information, please read the prospectus.

Please see the back cover for important information about other share classes.


FELLOW SHAREHOLDERS:

Capital World Bond Fund made solid progress during fiscal 2001. In a period marked by a sluggish global economy, interest rate cuts in many countries and a stronger euro, the value of your investment rose 6.2% for the 12 months ended September 30 assuming you reinvested your income dividends. Income dividends totaling 39 cents a share amounted to a 2.8% return.

The fund's total return was in line with the 6.7% rise in the Salomon Smith Barney World Government Bond Index, which tracks major world bond markets. The U.S. bond market generally fared better, with the Salomon Smith Barney Broad Investment-Grade Bond Index, which tracks higher quality U.S. bonds, gaining 13.1%. The average Lipper Global Income Fund rose 5.8%. With U.S. stocks and non-U.S. stocks down 27% and 28%, respectively, this period served as a reminder of the important role a bond fund can play in a diversified portfolio.*

*U.S. stocks measured by Standard & Poor's 500 Composite Index; non-U.S. stocks measured by the Morgan Stanley Capital International EAFE(r) (Europe, Australasia, Far East) Index.


ECONOMIES ON THE BRINK OF RECESSION

Slower economic growth can be good news for bond investors because it eases inflationary pressures and often leads to lower interest rates, thus boosting prices of existing bonds. The world economy, which was growing at a healthy pace only last year, cooled in 2001 and was edging toward recession by the close of the fiscal period. The United States and Japan led the slowdown as technology spending dropped, but Europe was not far behind. After the terrorist attacks of September 11, a synchronized worldwide recession appears likely.
As corporate profits sagged, global stock markets remained volatile. Investors worldwide moved out of equity markets and into more stable fixed-income securities. Central banks around the world attempted to stimulate economic activity with interest rate cuts. The U.S. Federal Reserve was particularly aggressive, cutting the Federal Funds Rate (the rate banks charge each other for overnight loans) 10 times this year from 6.5% to 2.0%, its lowest level in 40 years (the last two rate cuts occurred after the close of the fiscal period). As a result, shorter term U.S. government bonds performed especially well.

[Begin Sidebar]
All of us at American Funds extend our deepest sympathies to everyone affected by the September 11 tragedy, especially the families and friends of the victims.
[End Sidebar]

[Begin Sidebar]
INVESTMENT RESULTS AT A GLANCE

Fiscal-year total return (10/1/00-9/30/01)      +6.2%
Lifetime total return (8/4/87-9/30/01)          +157.2%
Lifetime average annual compound
return (8/4/87-9/30/01)                         +6.9%
[End Sidebar]

[Begin Sidebar]
PORTFOLIO SUMMARY
as of September 30, 2001
[pie chart]

- Non-U.S. Governments/Agencies          47.3%
- U.S. Corporate Bonds                   15.6%
- Non-U.S. Corporate Bonds               14.5%
- Mortgage- and Asset-Backed Securities   8.9%
- U.S. Treasuries                         7.9%
- U.S. Government Agency Notes            1.0%
- Cash & Equivalents                      4.8%
[end pie chart]

QUALITY BREAKDOWN
as of September 30, 2001
INVESTMENT-GRADE BONDS                   84.8%
NONINVESTMENT-GRADE BONDS                15.2%
 Corporate Bonds                        12.1%
 Developing Country Bonds                3.1%
[End Sidebar]

High-quality corporate bonds also experienced solid price increases. Lower quality, higher yielding corporate bonds at first produced strong returns, but as investors grew increasingly concerned about the effect declining business activity could have on default rates, these noninvestment-grade bonds gave up their earlier gains and performed poorly relative to higher quality bonds. Corporate bonds (U.S. and non-U.S.) constitute 30% of the fund's portfolio, but the fund's significant proportion of noninvestment-grade corporate bonds diminished the fund's returns.

EUROPE: HIGHER RATES, SOLID RETURNS

In Europe, better growth prospects and concerns about inflation kept the European Central Bank (ECB) from cutting interest rates as much as in the United States. This resulted in Europe having higher short-term rates than the United States for the first time in many years. Government bonds throughout Europe generated solid returns, further enhanced by the modest appreciation of the euro against the U.S. dollar. European bonds currently make up more than one-third of the fund's net assets.

JAPAN: AN UNCERTAIN FUTURE

Japan's economy was again the most disappointing, as the nation slipped back into a recession after several years of minimal growth. The Bank of Japan returned to a zero-interest-rate policy to encourage borrowing and consumption. There were heightened expectations for newly elected Prime Minister Koizumi's reform agenda, but his ability to bring about change is yet untested. Consumer prices are actually falling (deflation), unemployment is high, the fiscal deficit has been large for several years and Japanese banks are burdened with a heavy load of bad loans. Japanese 10-year government bonds gained 4.7% over the period in local currency terms, but yen weakness erased all the gains. We have further trimmed our holdings of Japanese bonds because of very low bond yields and concerns over poor long-term prospects for the yen. Periodically, we have protected the portfolio by hedging some of our yen exposure into U.S. dollars.

[Begin Sidebar]
A LOOK AT THE FUND'S PORTFOLIO - WHAT HELPED AND WHAT HURT RETURNS AS OF SEPTEMBER 30, 2001

                        CAPITAL WORLD
                        BOND FUND                GOVERNMENT BOND
                        Net Assets               MARKET TOTAL RETURNS
                        Currency Weighting       12 months ended September 30, 2001
Country                 (After Hedging)          In Local Currency       In U.S Dollars

United States           41.5%*                   +12.9%                  +12.9%

European Monetary Union 34.2+                    +8.6                    +12.1

Japan                   9.3                      +4.7                    -5.0

New Zealand             4.0                      +9.0                    +9.1

Denmark                 2.8                      +9.3                    +13.1

Australia               2.7                      +10.6                   +0.8

Canada                  1.6                      +8.9                    +3.7

United Kingdom          1.2                      +6.4                    +5.8

Poland                  1.1                      -                       -

South Africa            0.5                      -                       -

Norway                  0.4                      +7.5                    +10.0

Sweden                  0.4                      +5.7                    -4.5

Turkey                  0.2                      -                       -

Hungary                 0.1                      -                       -


OTHER RELEVANT INDEXES:

Total returns for 12 months
ended September 30, 2001
Credit Suisse First Boston    -4.9%
 High Yield Index

JPMorgan Emerging Markets     +3.3%
 Bond Index Global

Salomon Smith Barney          +13.8%
 Credit Index (includes U.S.
 and non-U.S. corporate bonds)

Source: Salomon Smith Barney World Government Bond Index, based on bonds with remaining maturities of at least one year.

* Includes U.S. dollar-denominated bonds from other countries, totaling 8.5% (see pages 12-15).

+ Includes bonds from Finland, France, Germany, Greece, Italy, the Netherlands, Spain and the United Kingdom; also includes bonds denominated in German marks, totaling 2.6%.
[End Sidebar]


PACIFIC BASIN: MIXED RETURNS

Australia and New Zealand were somewhat resilient in the face of the global economic slowdown. Both countries' central banks have cut interest rates, and both countries' government bond markets generated solid returns. In Australia, however, a weak local currency erased the gains for U.S. investors, though our currency exposure was low at 2.7% of net assets.

EMERGING MARKETS: UNEVEN RETURNS

Bonds from developing nations experienced uneven returns during the period, making individual security selection very important. About half of our holdings of developing country bonds at the end of the year were from Mexico, Poland, Panama, Russia and Bulgaria, a combination of investment-grade and noninvestment-grade government issues that posted solid returns. Most of our holdings of developing country bonds, which in total constitute 7% of net assets (including both investment- and noninvestment-grade), are denominated in U.S. dollars.

THE U.S. DOLLAR: COOLING

After five years of almost uninterrupted strength, the U.S. dollar lost ground to most major currencies between July and September. This shift helped boost the yearly returns from most non-U.S. bond markets, except in Japan and Australia. The dollar's main source of support - foreign capital inflows - began to slow in the summer months as the outlook for the U.S. economy worsened. In the quarter ended September 30, the euro climbed above 90 cents to the dollar after having been as low as 84 cents earlier this year. Our exposure to the euro has climbed as well, ending the period at 34%, up from 28% in September 2000. Our expectation for the Japanese yen is not so positive, where we have reduced our exposure to the yen from 15% to 9% of net assets. We are more hopeful about the long-term prospects for the New Zealand and Australian dollars, which appear significantly undervalued.

A CAUTIOUS DISTRIBUTION POLICY

This year's December dividend payment is expected to remain at 8 cents a share, the same as in the previous three quarters. We have been following a cautious distribution policy this year, since many of our bonds have been held for quite some time and were acquired when foreign currency values were higher. When we sell some of these bonds at prevailing exchange rates to make new investments, we may have to "book" a currency loss for tax purposes, reflecting the lower value of the currency now relative to the time of purchase. This currency loss reduces, for tax accounting purposes, the amount of income available to be distributed, though it does not change the fund's total return.

LOOKING AHEAD

Capital World Bond Fund has expanded its portfolio in recent years and now holds securities from nearly three dozen countries. While the fund continues to seek new opportunities from an ever-broadening universe of attractive bonds, we continue to emphasize diversification and solid research. Our approach has been to limit our exposure to any one market and to rely on our research to find undervalued securities around the globe. Over the next few pages, you can read more about the benefits of such diversification.

We look forward to reporting to you in six months.

Cordially,

/s/ Paul g. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President

November 21, 2001


DIVERSIFICATION: A STRATEGY FOR ALL SEASONS

Different types of investments can go in and out of favor as naturally as the seasons change. While not nearly as predictable as the change in seasons, most investments do tend to have a natural cycle based on economic fundamentals. After two rather difficult years, global bond funds are again beginning to look more attractive. We thought it would be timely to discuss the reasons for owning a global bond fund and what the outlook is for Capital World Bond Fund.

BALANCE AND DIVERSIFICATION

One of the primary reasons for holding a global bond fund is for the diversification it can offer. Capital World Bond Fund can pursue opportunities in all types of bonds - wherever they might be issued. Today, its portfolio includes securities from 35 countries denominated in 15 different currencies. Since the stock and bond markets of different countries often do not move in tandem, it makes sense not only to select a broadly diversified mutual fund, but also one that can provide balance for your portfolio. That means diversification among a variety of asset classes - equities and bonds, both U.S. and non-U.S.

Until the sharp run-up in the stock market ended in March 2000, for example, equities had been providing outstanding returns. Bonds, for their part, did not provide as much total return as stocks but rewarded investors with a stable source of income over that period - especially in comparison with lower dividend yields on stocks.

Global bonds were distinctly out of favor during the bull market for stocks. A prolonged period of U.S. dollar strength was a key factor, since weaker foreign currencies meant lower returns for U.S. investors. Despite this period of disappointing returns, global bond markets have grown and become more developed, creating new investment alternatives. At the same time, increasing numbers of non-U.S. issuers have come to the U.S. market and issued dollar-denominated bonds.

Since the stock market break, bonds generally have been providing positive returns, cushioning the stock declines in a diversified portfolio. Global bonds have also turned a corner, although they have not yet offered the kind of outstanding returns that compensate for a period of lower returns in a relatively volatile investment category. The main reason, as we have stated, is that investments in non-U.S. bonds have been negatively affected by the dollar's strength. If that is changing, as we believe it to be, the future offers a much brighter outlook.

TOTAL RETURN: INCOME, APPRECIATION AND CURRENCY MOVEMENTS

Beyond diversification, a global bond fund also offers an opportunity for total return, which has three components: income, capital appreciation and currency movements. Having the ability to invest anywhere in the world is a great benefit to an investor, since few countries ever offer the highest yields, the best opportunities for appreciation and the most favorable currency conditions all at once.

For example, when the yield in one country is relatively low, it can be helpful to be able to invest in countries providing higher yields. In recent years, U.S. bonds have offered higher yields than many non-U.S. bonds of similar quality, but the picture has begun to change. The U.S. Federal Reserve has recently pushed short-term U.S. rates substantially lower. European government bond yields are now on par with or exceed U.S. government bonds. Corporate bonds issued in Europe now represent a wider range of issuers and industries, and often offer comparable value to U.S. corporate bonds. Meanwhile, the bonds of developing countries have offered substantially higher yields than U.S. bonds for years - and still do, despite improving economic fundamentals. Outside of investing in Japan, where yields are extremely low, picking up yield by investing outside the United States is once again an option. However, in global bond investing, higher income does not always mean a higher total return for U.S. investors, since higher yielding securities can be associated with greater risk.

[Photograph:  Venice, Italy]
[Begin Caption]
Season Summer/ Location Venice, Italy/ Latitude 45 degrees 26' N/ Longitude 12 degrees 19' E
[End Caption]

[Photograph: Soderhamn, Sweden]
[Begin Caption]
Season Autumn/ Location Soderhamn, Sweden/ Latitude 61 degrees 15' N/ Longitude 17 degrees 6' E
[End Caption]

[Photograph: Moscow, Russia]
[Begin Caption]
Season Winter/ Location Moscow, Russia/ Latitude 55 degrees 46' N/ Longitude 37 degrees 40' E
[End Caption]

[Photograph: Olympia, Greece]
[Begin Caption]
Season Spring/ Location Olympia, Greece/ Latitude 37 degrees 38' N/ Longitude 21 degrees 39' E
[End Caption]

Of course, yield is not the only focus for Capital World Bond Fund. Falling bond yields are attractive as well, since they result in higher bond prices, or capital appreciation - the second component of total return. This past year, the fund has benefited from declining bond yields in many countries, including the United States. Even countries with low bond yields, such as Japan, can sometimes be attractive if yields continue to fall even further.

In a global bond fund, however, price gains from various bond markets can be either helped or hurt by a third factor: currency movements. For example, while European government bond markets have produced attractive returns for the past several years, those returns were diminished for U.S. investors by a weak euro. More recently, however, the U.S. dollar began to lose some of its strength. As you can see from the table on page 2, the 8.6% return from euro denominated bonds in the year ending September 30 was boosted to 12.1% in U.S. dollar terms.

Currency markets tend to make exaggerated moves over long time periods, both on the downside and the upside. When a currency becomes significantly over- or under-valued, global bond investors can often take advantage of a turnaround in exchange rates since currency markets tend to move in cycles, too.

For example, the U.S. dollar has not always been the strongest of the major currencies, and there is reason to believe that its strength may be waning. Recently, the United States has depended on vast amounts of overseas capital to help finance the faster rate of U.S. growth in the absence of a higher domestic saving rate. The resulting current account deficit, in turn, has left the U.S. dollar potentially vulnerable to downturns in the economic cycle, especially after a period of high growth and high expectations for investment returns.

We believe that with the U.S. dollar strong for so long, the global bond market has been storing up value in the form of undervalued foreign currencies. Capital World Bond Fund has been investing with a long-term focus, planning for an eventual shift of strength from the U.S. dollar to some of these undervalued currencies, such as the euro. The fund is well prepared to reap the rewards of such a shift. There are, of course, pitfalls to avoid in the road ahead, meaning that caution and solid research will continue to be an important part of the fund's strategy.

CONCLUSION

Investing part of your portfolio in a global bond fund is a sound strategy for any "season" in the financial markets. Today, it may be especially useful as a cushion against an unfavorable period in the U.S. economy. The slowdown in the U.S. economy, the decline in the U.S. equity market and this summer's dollar weakness suggest that diversifying your portfolio with Capital World Bond Fund may be a wise strategy.

WHAT MAKES AMERICAN FUNDS DIFFERENT?

Capital World Bond Fund is a member of the American Funds, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend American Funds for their clients' serious money
- money set aside for education, a home, retirement and other important dreams. What our 29 funds have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital Research's calling cards include:

- A LONG-TERM, VALUE-ORIENTED APPROACH:

Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

- AN UNPARALLELED GLOBAL RESEARCH EFFORT:

We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

- THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM:

More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

- EXPERIENCED INVESTMENT PROFESSIONALS:

More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

- A COMMITMENT TO LOW OPERATING EXPENSES:

You can't control market returns, but you can control what you invest in and how much you pay to own it. The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of funds. What mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The 29 American Funds offer an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

- GROWTH FUNDS
 EMPHASIS ON LONG-TERM GROWTH THROUGH STOCKS
 AMCAP Fund(r)
 EuroPacific Growth Fund(r)
 The Growth Fund of America(sm)
 The New Economy Fund(r)
 New Perspective Fund(r)
 New World Fund(sm)
 SMALLCAP World Fund(r)

- GROWTH-AND-INCOME FUNDS
 EMPHASIS ON LONG-TERM GROWTH AND DIVIDENDS THROUGH STOCKS
 American Mutual Fund(r)
 Capital World Growth and Income Fund(sm)
 Fundamental Investors(sm)
 The Investment Company of America(r)
 Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
 EMPHASIS ON ABOVE-AVERAGE INCOME AND GROWTH THROUGH STOCKS AND/OR BONDS Capital Income Builder(r)
 The Income Fund of America(r)

- BALANCED FUND
 EMPHASIS ON LONG-TERM GROWTH AND CURRENT INCOME THROUGH STOCKS AND BONDS American Balanced Fund(r)

- BOND FUNDS
 EMPHASIS ON CURRENT INCOME THROUGH BONDS
 American High-Income Trust(sm)
 The Bond Fund of America(sm)
 Capital World Bond Fund(r)
 Intermediate Bond Fund of America(r)
 U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
 EMPHASIS ON TAX-FREE CURRENT INCOME THROUGH MUNICIPAL BONDS
 American High-Income Municipal Bond Fund(r)
 Limited Term Tax-Exempt Bond Fund of America(sm)
 The Tax-Exempt Bond Fund of America(r)

 STATE-SPECIFIC TAX-EXEMPT FUNDS:
 The Tax-Exempt Fund of California(r)
 The Tax-Exempt Fund of Maryland(r)
 The Tax-Exempt Fund of Virginia(r)

- MONEY MARKET FUNDS
 SEEK STABLE MONTHLY INCOME THROUGH MONEY MARKET INSTRUMENTS
 The Cash Management Trust of America(r)
 The Tax-Exempt Money Fund of America(sm)
 The U.S. Treasury Money Fund of America(sm)

We also offer a full line of retirement plans and variable annuities.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEBSITE AT AMERICANFUNDS.COM, OR PHONE THE FUNDS' TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF OUR BROCHURE A PORTFOLIO FOR EVERY INVESTOR.

Capital World Bond Fund
Investment Portfolio, September 30, 2001


                                                                               Shares
                                                                        or Principal       Market  Percent
                                                                               Amount       Value   of Net
Bonds and Notes                                                                 (000)       (000)   Assets
EURO
German Government:
 5.00% 2002                                                                Euro 6,500   US$ 6,012
 7.25% 2002                                                                      5,850       5,528
 8.00% 2002                                                                      6,641       6,255
 7.125% 2003                                                                     4,908       4,669
 7.50% 2004                                                                      4,695       4,721
 6.50% 2005                                                                      8,000       7,961
 6.875% 2005                                                                     4,974       4,983
 6.00% 2006                                                                      1,800       1,763
 6.00% 2007                                                                        600         591
 5.25% 2008                                                                      6,751       6,403
 4.75% 2009                                                                      2,000       1,709
 5.25% 2010                                                                      3,550       3,344
 5.375% 2010                                                                     1,750       1,659
 7.00% 2011                                                                        500         462
 6.25% 2030                                                                      4,750       4,750   14.90%
Greece (Republic of):
 8.90% 2004                                                                      1,761       1,796
 8.80% 2007                                                                      9,728      10,631
 8.60% 2008                                                                      5,664       6,225
 7.50% 2013                                                                      1,886       2,014     5.06
Bayerische Vereinsbank:
 5.00% 2008                                                                      2,000       1,843
 5.50% 2008                                                                      9,226       8,750     2.59
French Government:
 4.50% 2003                                                                      1,150       1,064
 OAT 5.25% 2008                                                                  1,906       1,805
 OAT 0% 2019                                                                    15,500       5,108     1.95
Netherlands Government:
 5.75% 2002                                                                      4,350       4,035
 3.75% 2009                                                                      1,595       1,356
 5.50% 2028                                                                        250         225     1.38
Italian Government BTPS:
 6.00% 2007                                                                      3,744       3,662
 5.00% 2008                                                                      2,000       1,855     1.35
Spanish Government:
 6.00% 2008                                                                      3,486       3,403
 6.15% 2013                                                                      1,503       1,477     1.20
Rheinische Hypothekenbank Eurobond 4.25% 2008                                    3,000       2,637      .65
Finland (Republic of) 5.75% 2011                                                 1,000         960      .24
Corporacion Andina de Fomento 4.75% 2004                                         1,000         909      .22
General Motors Acceptance Corp. 5.75% 2006                                       1,000         905      .22
PTC International Finance II SA 11.25% 2009                                      1,000         831      .20
Antenna TV S.A. 9.75% 2008                                                       1,000         774      .19
AXA 6.75% subordinated notes 2020 (1)                                              830         767      .19
British Telecommunications PLC 6.875% 2011                                         750         717      .18
HSBC Capital Funding LP 8.03% noncumulative                                        500         497      .12
 preferred (undated) (1)
France Telecom, S.A. 7.00% 2008 (1)                                                500         463      .12
Standard Chartered Bank 8.16%                                                      500         455      .11
 Eurodollar notes (undated) (1)
                                                                                           125,974    30.87

GERMAN MARKS
Ford Motor Credit Co. 5.25% 2008                                            DM 21,275        9,431     2.31
Telstra Corp. Ltd. 5.125% 2008                                                   2,250       1,018      .25
                                                                                            10,449     2.56

JAPANESE YEN
International Bank for Reconstruction
 and Development:
 4.50% 2003                                                               Yen 484,000        4,324
 4.75% 2004                                                                    400,000       3,847     2.00
Japanese Government:
 0.90% 2008                                                                    605,000       5,071
 1.90% 2010                                                                    260,000       2,299     1.80
Spain (Kingdom of) 3.11% 2006                                                  555,000       5,274     1.29
KfW International Finance Inc. 1.00% 2004                                      520,000       4,477     1.10
General Motors Acceptance Corp. 0.179% 2002 (1)                                486,000       4,061     1.00
SHL 1999-1 Corp. Ltd.:
 Class A1, 0.461% 2024 (1) (2)                                                  29,501         248
 Class A2, 0.761% 2024 (1)                                                     130,000       1,091
 Class A3, 2.09% 2024                                                          250,000       2,123      .85
Fannie Mae 2.125% 2007                                                         350,000       3,199      .78
Ontario (Province of) 1.875% 2010                                              325,000       2,897      .71
Hellenic Republic 2.90% 2007                                                   230,000       2,154      .53
                                                                                            41,065    10.06

NEW ZEALAND DOLLARS
New Zealand Government:
 8.00% 2004                                                                 NZ$ 6,500        2,797
 8.00% 2006                                                                      3,000       1,323
 7.00% 2009                                                                      8,725       3,693
 4.95% 2016 (3)                                                                 17,890       7,114     3.66
Fannie Mae 7.25% 2002                                                            7,750       3,192      .78
Canadian Government 6.625% 2007                                                  7,500       3,063      .75
                                                                                            21,182     5.19

DANISH KRONER
Nykredit: (2)
 6.00% 2029                                                                DKr 55,420        6,663
 7.00% 2029                                                                     15,103       1,887     2.09
Denmark (Kingdom of):
 8.00% 2003                                                                     10,000       1,300
 7.00% 2004                                                                      6,000         793
 5.00% 2005                                                                     21,000       2,627
 7.00% 2007                                                                      5,000         690
 6.00% 2009                                                                      2,800         369     1.42
Danske Kredit: (2)
 6.00% 2029                                                                     25,401       3,054
 7.00% 2029                                                                      7,668         957      .98
                                                                                            18,340     4.49

AUSTRALIAN DOLLARS
News America Holdings Inc. 8.625% 2014                                       A$ 9,000        4,572     1.12
Australian Government:
 10.00% 2002                                                                       550         287
 6.75% 2006                                                                      2,000       1,066
 10.00% 2006                                                                     1,000         593
 8.75% 2008                                                                      1,500         886      .70
New South Wales Treasury Corp. 7.00% 2004                                        2,000       1,035      .25
                                                                                             8,439     2.07

BRITISH POUNDS
United Kingdom 7.25% 2007                                                Pounds 1,250        2,064      .51
Royal Bank of Scotland 8.375% 2007                                               1,000       1,647      .40
Halifax Building Society 11.00% 2014                                               600       1,241      .30
                                                                                             4,952     1.21

POLISH ZLOTY
Polish Government:
 8.50% 2004                                                                   PLZ 900          190
 8.50% 2005                                                                     21,475       4,451     1.14
                                                                                             4,641     1.14

CANADIAN DOLLARS
Canadian Government:
 7.25% 2003                                                                  C$ 2,500        1,681
 7.25% 2007                                                                        350         248      .47
Lindsey Morden Group Inc., Series B, 7.00%                                       4,115       1,694      .42
 2008 (4) (5)
                                                                                             3,623      .89

NORWEGIAN KRONER
Norwegian Government 6.75% 2007                                            NOK 28,700        3,308      .81

SOUTH AFRICAN RANDS
South Africa (Republic of) 13.00% 2010                                     ZAR 14,500        1,820      .45

SWEDISH KRONOR
Stadshypotek AB 5.50% 2008                                                 SKr 12,000        1,078      .27
Swedish Government 6.00% 2005                                                    5,000         490      .12
                                                                                             1,568      .39

TURKISH LIRA
Turkish Treasury Bill:
 0% 2001                                                                  TRL 426,000          247
 0% 2002                                                                       829,278         412      .16
                                                                                               659      .16

HUNGARY FORINT
Hungarian Government 9.50% 2002                                           HUF 140,000          495      .12

U.S. DOLLAR
U.S. Treasury Obligations:
 6.25% 2002                                                                      4,850       4,927
 5.50% 2003                                                                      1,000       1,039
 6.50% 2005                                                                        800         879
 6.50% 2005                                                                        700         771
 6.875% 2006                                                                     1,000       1,126
 7.00% 2006                                                                        950       1,076
 3.375% 2007 (3)                                                                 1,121       1,153
 6.125% 2007                                                                     1,345       1,481
 6.25% 2007                                                                      1,095       1,210
 3.625% 2008 (3)                                                                   297         308
 5.625% 2008                                                                     1,800       1,936
 6.00% 2009                                                                      3,750       4,122
 5.75% 2010                                                                      1,800       1,949
 6.50% 2010                                                                        635         720
 7.50% 2016                                                                      1,500       1,846
 8.875% 2019                                                                     1,500       2,094
 6.125% 2027                                                                       750         816
 3.625% 2028 (3)                                                                 2,827       2,916
 5.25% 2028                                                                      2,085       2,013     7.94
United Mexican States Government Eurobonds, Global:
 9.875% 2010                                                                     2,650       2,835
 8.375% 2011                                                                     2,500       2,475     1.30
Fannie Mae:
 6.00% 2008                                                                      1,000       1,067
 5.25% 2009                                                                      1,700       1,731
 6.25% 2029                                                                      1,100       1,114
 Series 2001-4, Class GA, 10.018% 2025 (1) (2)                                     188         207     1.01
Government National Mortgage Assn.: (2)
8.50% 2021                                                                         144         153
6.50% 2029                                                                       1,307       1,336
7.00% 2029                                                                       1,354       1,405      .71
Fox Family Worldwide, Inc. 0%/10.25% 2007 (6)                                    2,500       2,350      .58
Century Communications Corp. 0% 2003                                             1,000         840
Adelphia Communications Corp.:
 8.375% 2008                                                                     1,000         840
 10.25% 2011                                                                       750         656      .57
Russian Federation:
 8.25% 2010                                                                        250         189
 5.00% 2030 (1)                                                                  4,350       1,990      .53
Development Bank of Singapore Ltd.: (4)
 7.875% 2010                                                                     1,250       1,333
 7.125% 2011                                                                       800         821      .53
Bulgaria (Republic of): (1)
 4.563% 2011                                                                       743         577
 Front Loaded Interest Reduction Bond, 4.539% 2012                               1,950       1,547      .52
TELUS Corp.:
 7.50% 2007                                                                      1,500       1,573
 8.00% 2011                                                                        500         532      .52
Panama (Republic of):
 9.625% 2011                                                                     1,000         997
 10.75% 2020                                                                       750         767
 8.875% 2027                                                                       325         287      .50
Skandinaviska Enskilda Banken AB 6.875% 2009                                     2,000       2,045      .50
Dobson/Sygnet Communications Co. 12.25% 2008                                     1,000       1,040
Dobson Communications Corp.: (7) (8)
 12.25% exchangeable preferred, redeemable 2008                            530 shares          501
 13.00% senior echangeable preferred stock 2009                                    533         501      .50
Charter Communications Holdings, LLC 11.125% 2011                           US$ 2,000        2,035      .50
Crown Castle International Corp.:
 0%/10.625% 2007 (6)                                                             1,700       1,326
 0%/10.375% 2011 (6)                                                               450         256
 12.75% senior exchangeable preferred 2010 (7) (8)                         547 shares          416      .49
Vodafone AirTouch PLC 7.75% 2010                                            US$ 1,800        1,973      .48
Komercni Banka, AS 9.00%/10.75% 2008 (1) (4)                                     1,900       1,962      .48
Airplanes Pass Through Trust, Series 1,                                          2,472       1,856      .46
 Class C, 8.15% 2019 (2)
Nabisco, Inc. 6.375% 2035 (1)                                                    1,745       1,808      .44
Premier Parks Inc.:
 9.75% 2007                                                                        750         709
 0%/10.00% 2008 (6)                                                                750         585
Six Flags, Inc. 9.50% 2009                                                         500         490      .44
Allied Waste North America, Inc.:
 8.875% 2008 (4)                                                                   250         254
 10.00% 2009                                                                     1,500       1,500      .43
SpectraSite Holdings, Inc., Series B:
 0%/12.00% 2008 (6)                                                              2,000         860
 0%/12.875% 2010 (6)                                                             1,750         481
 10.75% 2010                                                                       250         165
 12.50% 2010                                                                       250         179      .41
Household Finance Corp. 6.40% 2008                                               1,500       1,531      .38
Georgia-Pacific Corp.:
 7.50% 2006                                                                        250         253
 8.125% 2011                                                                     1,000       1,003
Fort James Corp. 6.875% 2007                                                       250         242      .37
Rite Aid Corp.:
 6.875% 2013                                                                       475         344
 7.70% 2027                                                                        450         329
 6.875% 2028 (4)                                                                 1,075         720      .34
Omnipoint Corp. 11.50% 2009 (4) (5)                                                500         566
Deutsche Telekom International Finance                                             750         813      .34
 BV 8.00% 2010
Clear Channel Communications, Inc. 7.65% 2010                                    1,250       1,318      .32
J.C. Penney Co., Inc.:
 7.05% 2005                                                                        500         460
 6.875% 2015                                                                       500         400
 8.25% 2022 (2)                                                                    500         420      .31
Aurora Foods Inc., Series B, 9.875% 2007                                         1,500       1,275      .31
Ameristar Casinos, Inc. 10.75% 2009                                              1,250       1,275      .31
American Media Operations, Inc. 10.25% 2009                                      1,250       1,269      .31
Container Corp. of America 9.75% 2003                                              750         754
Stone Container Corp. 9.75% 2011                                                   500         510      .31
Salton/Maxim Housewares, Inc. 10.75% 2005                                        1,500       1,185      .29
Cumulus Media Inc. 13.75% preferred 2009 (7)  (8)                        1,312 shares        1,181      .29
Ukraine Government 11.00% 2007 (2)                                          US$ 1,363        1,127      .28
British Telecommunications PLC:
 8.125% 2010                                                                       500         553
 8.625% 2030                                                                       500         566      .27
Edison Mission Energy 7.73% 2009                                                 1,200       1,098      .27
Centennial Cellular Corp. 10.75% 2008                                            1,250       1,081      .26
Litigation Settlement Monetized Fee Trust,                                       1,000       1,066      .26
 Series 2001-1A, Class A-2 10.98% 2031 (2) (4)
Hard Rock Hotel, Inc., Series B, 9.25% 2005                                      1,250       1,062      .26
American Tower Corp., 9.375% 2009                                                1,250       1,063      .26
Sinclair Capital 11.625% preferred                                      12,500 shares        1,063      .26
Univision Communications Inc. 7.85% 2011 (4)                                US$ 1,000        1,035      .25
Hollywood Casino Corp. 11.25% 2007                                               1,000       1,030      .25
General Motors Acceptance Corp. 7.25% 2011                                       1,000       1,018      .25
Printpack, Inc. 10.625% 2006                                                     1,000       1,000      .25
Gray Communications Systems, Inc. 10.625% 2006                                   1,000         980      .24
TransWestern Publishing Co. LLC 9.625% 2007                                      1,000         980      .24
Nextel Partners, Inc.:
 0%/14.00% 2009 (6)                                                              1,798         809
 11.00% 2010                                                                       250         158      .24
Sun Media Corp. 9.50% 2007                                                       1,000         954      .23
Brazil (Federal Republic of):
 Bearer 8.00% 2014 (8)                                                             862         583
 11.00% 2040                                                                       550         361      .23
Boyd Gaming Corp.:
 9.25% 2003                                                                        500         490
 9.50% 2007                                                                        500         450      .23
Riverwood International Corp. 10.875% 2008                                       1,000         930      .23
ACME Television, LLC, Series A, 10.875% 2004                                     1,000         915      .22
Eldorado Resorts LLC 10.50% 2006                                                 1,000         890      .22
SBA Communications Corp. 0%/12.00% 2008 (6)                                      1,250         863      .21
Cricket Communications, Inc. 8.50% 2007 (1)                                         55          36
Leap Wireless International, Inc. 12.50% 2010                                    1,250         813      .21
Dominican Republic 9.50% 2006 (4)                                                  850         827      .20
Solectron Corp.:
 0% LYON convertible notes 2020                                                  1,000         505
 0% LYON convertible notes 2020                                                    750         308      .20
Micron Technology, Inc. 6.50% 2005 (4)                                           1,000         810      .20
State of Qatar 9.75% 2030 (4)                                                      750         810      .20
Argosy Gaming Co. 10.75% 2009                                                      750         803      .20
DaimlerChrysler North America Holding Corp.                                        750         785      .19
 7.75% 2011
CFW Communications Co. 13.00% 2010                                               1,000         780      .19
Ford Motor Credit Co. 7.375% 2011                                                  750         769      .19
TeleCorp PCS, Inc. 10.625% 2010                                                    750         664      .16
TeleWest PLC 9.875% 2010                                                         1,000         620      .15
Structured Asset Securities Corp., Series                                          538         583      .14
 1998-RF2, Class A, 8.531% 2027 (1) (2) (4)
Reliance Industries Ltd. 8.125% 2005                                               550         579      .14
Levi Strauss & Co. 11.625% 2008                                                    750         551      .14
CenturyTel, Inc., Series H, 8.375% 2010                                            500         544      .13
France Telecom 8.00% 2011 (1) (4)                                                  500         537      .13
L.A. Arena Funding, LLC, Series 1, Class A,                                        500         536      .13
 7.656% 2026 (4)
Pemex Project Funding Master Trust,                                                500         520      .13
 Series A, 9.125% 2010 (4)
El Paso Corp. 6.95% 2007                                                           500         516      .13
American Airlines, Inc. 7.858% 2011 (4)                                            500         514      .13
Key3Media Group, Inc. 11.25% 2011                                                  750         514      .13
Delta Air Lines, Inc., Series 2000-1, 7.57% 2010                                   500         510      .13
Malaysia 7.50% 2011                                                                500         508      .13
Williams Companies, Inc. 7.625% 2019                                               500         498      .12
Federated Department Stores, Inc. 6.625% 2011                                      500         478      .12
Waste Management, Inc. 7.375% 2010                                                 200         212
WMX Technologies, Inc. 7.10% 2026                                                  250         260      .12
Comcast UK Cable Partners Ltd. 11.20% 2007                                         500         342
NTL Communications Corp., Series B, 11.875% 2010                                   250         125      .11
KSL Recreation Group, Inc. 10.25% 2007                                             500         465      .11
Hyundai Semiconductor America, Inc. 8.625% 2007 (4)                              1,000         454      .11
Telemundo Holdings, Inc., Series A,                                                500         420      .10
 0%/11.50% 2008 (6)
Young Broadcasting Inc.:
 9.00% 2006                                                                        250         208
 10.00% 2011 (4)                                                                   250         200      .10
Turkey (Republic of) 11.875% 2030                                                  500         406      .10
Croatian Government, Series A, 4.529% 2010 (1)                                     409         397      .10
Royal Caribbean Cruises Ltd.:
 7.00% 2007                                                                        250         188
 8.75% 2011                                                                        250         182      .09
LSI Logic Corp. 4.00% convertible                                                  420         336      .08
 subordinated notes 2005
Argentina (Republic of) Eurobond 6.00% 2023 (1)                                    500         290      .07
Harrahs Operating Inc., 7.125% 2007 (4)                                            300         290      .07
Kaiser Aluminum & Chemical Corp. 12.75% 2003                                       375         270      .07
TranSwitch Corp. 4.50% convertible notes 2005                                      380         268      .07
American Electric Power Co., Inc.,                                                 250         258      .06
 Series A, 6.125% 2006
Hanvit Bank 11.75% 2010 (1)                                                        250         257      .06
MGM Mirage Inc. 8.50% 2010                                                         250         241      .06
Vitesse Semiconductor Corp. 4.00% convertible                                      280         227      .06
 subordinated debentures 2005
TriQuint Semiconductor, Inc. 4.00% convertible                                     280         217      .05
 subordinated notes 2007
Standard Chartered Bank 8.00% 2031 (4)                                             215         212      .05
Williams Communications Group, Inc. 11.70% 2008                                    425         179      .04
Saks Inc. 7.375% 2019                                                              150          86      .02
                                                                                           141,827    34.75

TOTAL BONDS AND NOTES (cost: $442,685,000)                                                 388,342    95.16


EQUITY-RELATED SECURITIES
WARRANTS
GT Group Telecom Inc., warrants, expire 2010                             1,000 shares            4      .00
 (Canada) (4) (5) (7)
NTELOS, Inc., warrants, expire 2010 (5) (7)                                      1,000           0      .00
                                                                                                 4      .00

TOTAL EQUITY-RELATED SECURITIES (cost: $54,000)                                                  4      .00


                                                                            Principal      Market  Percent
                                                                               Amount       Value   of Net
Short-Term Securities                                                           (000)       (000)   Assets

Corporate Short-Term Notes
Corporate Asset Funding Co., Inc. 3.50%                                          7,300       7,292     1.79
 due 10/12/01 (4)
CIT Group, Inc. 3.45% due 10/1/01                                                3,250       3,249      .79
Royal Bank of Canada 3.50% due 10/5/01                                           1,400       1,399      .34
Westpac Trust Securities NZ Ltd. 3.50% due 10/5/01                                 400         400      .10
                                                                                            12,340     3.02

Federal Agency Discount Notes
Fannie Mae 3.66% due 10/4/01                                                     1,600       1,599      .39


TOTAL SHORT-TERM SECURITIES (cost: $13,939,000)                                             13,939     3.41


TOTAL INVESTMENT SECURITIES (cost: $456,678,000)                                           402,285    98.57
Excess of cash and receivables over payables                                                 5,820     1.43

NET ASSETS                                                                                $408,105  100.00%

(1) Coupon rate may change periodically.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Purchased in a private placement transaction;
    resale may be limited to qualified
    institutional buyers; resale to public
    may require registration.
(5) Valued under procedures established by the Board of Directors.
(6) Step bond; coupon rate will increase at a later date.
(7) Non-income-producing security.
(8) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.


See Notes to Financial Statements

Capital World Bond Fund
Financial statements

Statement of assets and liabilities
at September 30, 2001                                                    (dollars in      thousands)
Assets:
Investment securities at market
 (cost: $456,678)                                                                           $402,285
Cash                                                                                              83
Receivables for -
 Sales of investments                                                         $3,286
 Sales of fund's shares                                                          589
 Forward currency contracts - net                                              2,422
 Dividends and interest                                                        8,718
 Other                                                                            33          15,048
                                                                                             417,416
Liabilities:
Payables for -
 Purchases of investments                                                      3,223
 Repurchases of fund's shares                                                  1,087
 Forward currency contracts - net                                              4,632
 Management services                                                             192
 Other expenses                                                                  177           9,311
Net assets at September 30, 2001                                                            $408,105

 Total authorized capital stock -
 200,000,000 shares, $.001 par value
 Class A shares:
  Net assets                                                                                $398,533
  Shares outstanding                                                                      27,235,280
  Net asset value per share                                                                   $14.63
 Class B shares:
  Net assets                                                                                  $4,421
  Shares outstanding                                                                         303,100
  Net asset value per share                                                                   $14.59
 Class C shares:
  Net assets                                                                                  $1,688
  Shares outstanding                                                                         116,090
  Net asset value per share                                                                   $14.54
 Class F shares:
  Net assets                                                                                  $3,463
  Shares outstanding                                                                         237,330
  Net asset value per share                                                                   $14.59



Statement of operations
for the year ended September 30, 2001                                    (dollars in      thousands)
Investment income:
Income:
 Interest                                                                    $26,549
 Dividends                                                                        73         $26,622

Expenses:
 Management services fee                                                       2,605
 Distribution expenses - Class A                                                 966
 Distribution expenses - Class B                                                  27
 Distribution expenses - Class C                                                   3
 Distribution expenses - Class F                                                   2
 Transfer agent fee - Class A                                                    451
 Transfer agent fee - Class B                                                      4
 Administrative services fees - Class C                                            2
 Administrative services fees - Class F                                            3
 Reports to shareholders                                                          77
 Registration statement and prospectus                                           113
 Postage, stationery and supplies                                                 76
 Directors' fees                                                                  12
 Auditing and legal fees                                                          65
 Custodian fee                                                                   116
 Taxes other than federal income tax                                              14
 Other expenses                                                                    7           4,543
Net investment income                                                                         22,079

Realized loss and unrealized
 appreciation on investments:
Net realized loss                                                                            (13,888)
Net unrealized appreciation (depreciation) on:
 Investments                                                                  18,073
 Open forward currency contracts                                              (1,946)
  Net unrealized appreciation                                                                 16,127
 Net realized loss and
  unrealized appreciation
  on investments                                                                               2,239
Net increase in net assets resulting
 from operations                                                                             $24,318




Statement of changes in net assets                                       (dollars in      thousands)

                                                                          Year ended
                                                                        September 30
                                                                                 2001            2000
Operations:
Net investment income                                                        $22,079         $22,547
Net realized loss on investments                                             (13,888)         (3,578)
Net unrealized appreciation (depreciation)
 on investments                                                               16,127         (38,602)
 Net increase (decrease) in net assets
  resulting from operations                                                   24,318         (19,633)
Dividends and distributions paid to
 shareholders:
Dividends from net investment income:
 Class A                                                                     (11,089)        (20,142)
 Class B                                                                         (40)             (6)
 Class C                                                                          (1)              -
 Class F                                                                          (9)              -
Distributions from net realized gain on investments:
 Class A                                                                           -          (2,356)
  Total dividends and distributions                                          (11,139)        (22,504)

Capital share transactions:
Proceeds from shares sold                                                     79,380          98,853
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments                             9,800          19,886
Cost of shares repurchased                                                  (112,012)       (212,632)
 Net decrease in net assets resulting
  from capital share transactions                                            (22,832)        (93,893)
Total decrease in net assets                                                  (9,653)       (136,030)

Net assets:
Beginning of year                                                            417,758         553,788
End of year (including
 undistributed
 net investment income: $2,370 and $3,624
 respectively)                                                              $408,105        $417,758


See notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Bond Fund, Inc.(the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States of America.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 3.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 2001, non-U.S. taxes paid were $26,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $11,019,000 for the year ended September 30, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of September 30, 2001, the cost of investment securities, excluding forward currency contracts, for book and federal income tax reporting purposes was $456,678,000. Net unrealized depreciation on investments, excluding forward currency contracts, aggregated $54,393,000; $5,377,000 related to appreciated securities and $59,770,000 related to depreciated securities. For the year ended September 30, 2001, the fund realized tax basis net capital losses of $2,410,000. The fund had available at September 30, 2001, a net capital loss carryforward totaling $2,410,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for tax purposes, to fiscal year ending September 30, 2002, the recognition of net capital losses totaling $2,886,000 and net losses relating to non-U.S. currency transactions totaling $11,421,000 which were realized during the period November 1, 2000 through September 30, 2001. Net losses related to non-U.S. currency transactions of $796,000 are treated as an adjustment to ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $2,605,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.65% per annum of the first $500 million of daily net assets decreasing to 0.50% of such assets in excess of $1 billion. For the year ended September 30, 2001, the management services fee was equivalent to an annualized rate of 0.642% of average daily net assets. Effective September 1, 2001, CRMC voluntarily reduced management fees to 0.57% of the first $1 billion of daily net assets and 0.50% of such assets in excess of $1 billion. As a result, fees were reduced by $27,000.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the year ended September 30, 2001, aggregate distribution expenses were $966,000, equivalent to an annualized rate of 0.24% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended September 30, 2001, aggregate distribution expenses were $27,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended September 30, 2001, aggregate distribution expenses were $3,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended September 30, 2001, aggregate distribution expenses were $2,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of September 30, 2001, aggregate distribution expenses payable to AFD for all share classes were $89,000.

AFD received $134,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended September 30, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $455,000 was incurred during the year ended September 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of September 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $35,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended September 30, 2001, total fees under the agreement were $5,000. As of September 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $1,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of September 30,2001, the cumulative amount of these liabilities was $29,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $234,127,000 and $245,897,000, respectively, during the year ended September 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended September 30, 2001, the custodian fee of $116,000 includes $9,000 that was paid by these credits rather than in cash.

For the year ended September 30, 2001, the fund reclassified $12,194,000 from undistributed net investment income to undistributed net realized gains to reflect permanent differences between book and tax reporting.

As of  September 30, 2001, net assets consisted of the following:

                                                             dollars in thousands
Capital paid in on shares of capital stock                               $465,886
Undistributed net investment income                                         2,370
Accumulated net realized loss                                              (5,296)
Net unrealized depreciation                                               (54,855)
Net assets                                                               $408,105

Capital share transactions in the fund were as follows:

                                                                        Year ended
                                                                 September 30, 2001
                                                                       Amount (000)           Shares
Class A shares:
  Sold                                                             $         70,607        4,891,985
  Reinvestment of dividends and distributions                                 9,756          685,914
  Repurchased                                                              (111,323)      (7,753,199)
   Net decrease in Class A                                                  (30,960)      (2,175,300)
Class B shares: (1)
  Sold                                                                        3,400          236,087
  Reinvestment of dividends and distributions                                    35            2,454
  Repurchased                                                                  (414)         (28,681)
   Net increase in Class B                                                    3,021          209,860
Class C shares: (2)
  Sold                                                                        1,862          128,890
  Reinvestment of dividends and distributions                                     1               98
  Repurchased                                                                  (185)         (12,898)
   Net increase in Class C                                                    1,678          116,090
Class F shares: (2)
  Sold                                                                        3,511          243,015
  Reinvestment of dividends and distributions                                     8              580
  Repurchased                                                                   (90)          (6,265)
   Net increase in Class F                                                    3,429          237,330
Total net decrease in fund                                         $        (22,832)      (1,612,020)


                                                                        Year ended
                                                                 September 30, 2000
                                                                       Amount (000)           Shares
Class A shares:
  Sold                                                             $         97,450        6,644,172
  Reinvestment of dividends and distributions                                19,880        1,342,437
  Repurchased                                                              (212,558)     (14,506,069)
   Net decrease in Class A                                                  (95,228)      (6,519,460)
Class B shares: (1)
  Sold                                                                        1,403           98,094
  Reinvestment of dividends and distributions                                     6              375
  Repurchased                                                                   (74)          (5,229)
   Net increase in Class B                                                    1,335           93,240
Class C shares: (2)
  Sold                                                                          -                -
  Reinvestment of dividends and distributions                                   -                -
  Repurchased                                                                   -                -
   Net increase in Class C                                                      -                -
Class F shares: (2)
  Sold                                                                          -                -
  Reinvestment of dividends and distributions                                   -                -
  Repurchased                                                                   -                -
   Net increase in Class F                                                      -                -
Total net decrease in fund                                         $        (93,893)      (6,426,220)

(1) Class B shares were not offered
 before March 15, 2000.
(2) Class C and Class F shares were not
 offered before March 15, 2001.

At September 30, 2001, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                                                                                     U.S.
                                                                            Valuations at
                                               Contract                     September 30,
                                                 Amount                               2001
                                               --------        --------          --------          --------
Non-U.S.                                                                                         Unrealized
Currency                                                                                     (Depreciation)
Contracts                                      Non-U.S.            U.S.            Amount      Appreciation
--------------------------                     --------        --------          --------          --------
Purchases:
 Australian Dollars
  expiring 11/20/2001 to            A$        5,361,000     $ 2,787,289       $ 2,634,869          (152,420)
  12/31/2001

 Canadian Dollars
  expiring 11/08/2001 to            C$        4,355,000     $ 2,846,021       $ 2,755,250           (90,771)
  11/19/2001

 Euros
  expiring 11/07/2001 to          Euro        3,806,000       3,385,170         3,456,416            71,246
   2/22/2002
                                                               --------          --------          --------
                                                              9,018,480         8,846,535          (171,945)
                                                               --------          --------          --------
Sales:
 Danish Kroner
  expiring 11/09/2001              DKr       55,000,000       6,216,445         6,723,456          (507,011)

 Euros
  expiring 12/13/2001             Euro          500,000         451,800           454,447            (2,647)

 Japanese Yen
  expiring 1/04/2002               Yen      368,395,000       3,095,184         3,114,154           (18,970)

 Norwegian Kroner
  expiring 01/30/2002              NOK       14,000,000       1,513,639         1,554,575           (40,936)

 New Zealand Dollars
  expiring 11/08/2001 to           NZ$       11,825,000       5,023,330         4,784,706           238,624
  12/31/2001

                                                               --------          --------          --------
                                                             16,300,398        16,631,338          (330,940)
                                                               --------          --------          --------

Forward currency contracts                                                                        $(502,885)
 - net                                                                                             ========

CLASS B, CLASS C AND CLASS F
Average annual compound returns for periods
 ended September 30, 2001:
                                                                 One      Life of
                                                                Year        Class
CLASS B SHARES
Reflecting applicable contingent deferred
sales charge (CDSC), maximum of 5%, payable
only if shares are sold within six years
of purchase                                                   +0.34%   -0.71% (1)
Not reflecting CDSC                                           +5.34%   +1.85% (1)

CLASS C SHARES
Reflecting applicable CDSC, maximum of 1%,
payable only if shares are sold within
one year of purchase                                               -   -0.42% (2)
Not reflecting CDSC                                                -   +0.58% (2)

CLASS F SHARES
Not reflecting annual asset-based fee                              -   +1.18% (2)
charged by sponsoring firm

(1) From March 15, 2000, when Class B shares first became available.
(2) From March 15, 2001 when Class C and Class
F shares first became available.

Per-share data and ratios

                                                                          Class A
                                                                       Year ended
                                                                     September 30
                                                                              2001              2000     1999
Net asset value, beginning of year                                         $14.16            $15.41   $16.32
 Income from investment operations :
  Net investment income                                                   .79 (1)           .68 (1)      .84
  Net gains (losses) on securities                                        .07 (1)        (1.26) (1)     (.88)
 (both realized and unrealized)
   Total from investment operations                                           .86              (.58)    (.04)
 Less distributions :
  Dividends (from net investment income)                                     (.39)             (.60)    (.55)
  Distributions (from capital gains)                                            -              (.07)    (.32)
  Distributions (from currency gains)                                           -                 -        -
   Total distributions                                                       (.39)             (.67)    (.87)
Net asset value, end of year                                               $14.63            $14.16   $15.41
Total return (2)                                                             6.18%           (3.89)%   (.32)%
Ratios/supplemental data:
 Net assets, end of year (in millions)                                       $399              $416     $554
 Ratio of expenses to average net assets                                     1.12%             1.12%    1.08%
 Ratio of net income to average net assets                                   5.46%             4.66%    4.66%

                                                                       Year ended
                                                                     September 30
                                                                              1998              1997
Net asset value, beginning of year                                         $16.40            $16.86
 Income from investment operations :
  Net investment income                                                       .43               .88
  Net gains (losses) on securities                                            .57              (.16)
 (both realized and unrealized)
   Total from investment operations                                          1.00               .72
 Less distributions :
  Dividends (from net investment income)                                     (.80)             (.95)
  Distributions (from capital gains)                                         (.28)                -
  Distributions (from currency gains)                                           -              (.23)
   Total distributions                                                      (1.08)            (1.18)
Net asset value, end of year                                               $16.32            $16.40
Total return (2)                                                             6.42%             4.38%
Ratios/supplemental data:
 Net assets, end of year (in millions)                                       $645              $758
 Ratio of expenses to average net assets                                     1.06%             1.07%
 Ratio of net income to average net assets                                   5.15%             5.21%




                                                                          Class B
                                                                             Year
                                                                            ended       March 15 to
                                                                   September 30,     September 30,
                                                                             2001          2000 (3)
Net asset value, beginning of period                                       $14.12            $14.74
 Income from investment operations :
  Net investment income (1)                                                   .71               .28
  Net gains (losses) on securities                                            .04              (.63)
(both realized and unrealized) (1)
   Total from investment operations                                           .75              (.35)
 Less distributions :
  Dividends (from net investment income)                                     (.28)             (.27)

Net asset value, end of period                                             $14.59            $14.12
Total return (2)                                                             5.34%           (2.34)%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                       $4                $1
 Ratio of expenses to average net assets                                     1.85%        1.81% (4)
 Ratio of net income to average net assets                                   4.92%        3.99% (4)


                                                                          Class C           Class F

                                                                      March 15 to       March 15 to
                                                                   September 30,     September 30,
                                                                         2001 (3)          2001 (3)
Net asset value, beginning of period                                       $14.50            $14.50
 Income from investment operations :
  Net investment income (1)                                                   .42               .50
  Net gains (losses) on securities                                           (.34)             (.33)
(both realized and unrealized) (1)
   Total from investment operations                                           .08               .17
 Less distributions :
  Dividends (from net investment income)                                     (.04)             (.08)

Net asset value, end of period                                             $14.54            $14.59
Total return (2)                                                              .58%             1.18%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                       $2                $3
 Ratio of expenses to average net assets                                1.98% (4)         1.20% (4)
 Ratio of net income to average net assets                              5.34% (4)         6.30% (4)

Supplemental data - all classes

                                                                       Year ended
                                                                     September 30
                                                                              2001              2000     1999
Portfolio turnover rate                                                     61.00%            52.15%  129.25%

                                                                              1998              1997
Portfolio turnover rate                                                    100.92%            79.00%


1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year
 (unless otherwise noted).
4) Annualized.

Independent Auditors' Report
To the Board of Directors and Shareholders of Capital World Bond Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the "Fund"), including the investment portfolio, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through September 30, 2000 and the year ended September 30, 2001 for Class B shares, and the period March 15, 2001 through September 30, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through September 30, 2000 and the year ended September 30, 2001 for Class B shares, and the period March 15, 2001 through September 30, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Los Angeles, California
November 6, 2001

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 6% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


CAPITAL WORLD BOND FUND

BOARD OF DIRECTORS

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former U.S.
Ambassador to Spain; former Vice Chairman,
Knight-Ridder, Inc.; former Chairman and
Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California Edison
Company

DON R. CONLAN
South Pasadena, California
President (retired),
The Capital Group Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group LLC
(development and management of senior
living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

FRANK M. SANCHEZ
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, The Sanchez Family Corporation dba
McDonald's Restaurants (McDonald's licensee)

OTHER OFFICERS

MARK H. DALZELL
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management
Group, Capital Research and Management
Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research and
Management Company

THOMAS H. HOGH
London, England
Vice President of the fund
Vice President - Capital International
Research, Inc.

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research and
Management Company

ANTHONY W. HYNES JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research and
Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company

SUSI M. SILVERMAN
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research and
Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER,
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit us at americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2001, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(sm)]

There are several ways to invest in Capital World Bond Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.73% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 0.86% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (.08% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As as result, dividends and investment results will differ for each share class.

Printed on recycled paper
Litho in USA WG/INS/5317
Lit. No. WBF-011-1101


THE CAPITAL GROUP COMPANIES

Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds